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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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Date of report (Date of earliest event reported)  July 10, 2008

                       ELECTRONIC SENSOR TECHNOLOGY, INC.
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             (Exact Name of the Registrant as Specified in Charter)

             Nevada                 000-51859              98-0372780
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  (State or Other Jurisdiction     (Commission            (IRS Employer
       of Incorporation)           File Number)        Identification No.)

  1077 Business Center Circle, Newbury Park, California      91320
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           (Address of Principal Executive Offices)        (Zip Code)

Registrant's telephone number, including area code  (805) 480-1994

                                 Not Applicable.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01       Other Events.

On July 10, 2008, the holders of a majority of the outstanding common stock of Electronic Sensor Technology, Inc. (the "Registrant") adopted and approved resolutions by written consent in lieu of an annual meeting to effect a ten-to-one (10-to-1) reverse stock split of the Registrant's outstanding shares of common stock, par value $0.001. The Board of Directors of the Registrant previously approved the ten-to-one (10-to-1) reverse stock split on April 30, 2008, subject to the requisite approval by a majority of the stockholders of the Registrant.

Under the reverse stock split, each ten (10) shares of the Registrant's outstanding common stock will be automatically converted into one (1) share of common stock. No fractional shares will be issued in connection with the reverse stock split. All fractional shares resulting from the reverse stock split will be rounded up to the nearest whole share.

The principal effect of the reverse stock split will be to reduce the total number of shares of common stock issued and outstanding from 155,853,385 to approximately 15,585,339 shares. The number of authorized shares will remain at 200,000,000 and the par value of the Registrant's common stock will remain at $0.001. The reverse stock split will affect all of the holders of the Registrant's common stock uniformly and will not affect any stockholder's percentage ownership interest in the Registrant or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares.

The reasons for effecting the reverse stock split are more fully described in the preliminary information statement filed with the U.S. Securities and Exchange Commission (the "SEC") by the Registrant on the date hereof, and include, among other things, enabling the Registrant to maintain a sufficient amount of authorized but unissued shares to honor the exercise and conversion of existing warrants, debentures and options issued by the Registrant.

Additional information concerning the reverse stock split summarized herein is disclosed in the preliminary information statement filed with the SEC by the Registrant on the date hereof. Following review and comment on the preliminary information statement by the SEC or the expiration of the ten (10) day waiting period after filing the preliminary information statement required by the SEC (if no comments are received by the Registrant from the SEC), the Registrant expects to promptly file a definitive preliminary information with the SEC and deliver such information statement to its stockholders. The effective date of the reverse stock split will be on or about, but no earlier than, twenty (20) days after the definitive information statement is mailed to the stockholders of the Registrant.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ELECTRONIC SENSOR TECHNOLOGY, INC.

Date: July 14, 2008                           By: /s/ Philip Yee
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                                              Name:  Philip Yee
                                              Title: Secretary, Treasurer and
                                                     Chief Financial Officer